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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the incorporation by reference in this registration statement
of Atlantic Richfield Company on Form S-8 (Registration No. 333-     ),
relating to the Atlantic Richfield Company 1997 Restricted Stock Plan for Outside Directors, of our report dated February 12, 1997, on our audits of the financial statements and financial statement schedule of Atlantic Richfield Company.

                                          COOPERS & LYBRAND L.L.P.

Los Angeles, California
August 6, 1997